UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                       MARCH 4, 2008 (FEBRUARY 29, 2008)
                ________________________________________________
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                           POINT BLANK SOLUTIONS, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


        DELAWARE                    001-13112                   11-3129361
________________________     ________________________     ______________________
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)


2102 SW 2ND STREET, POMPANO BEACH, FLORIDA                              33069
__________________________________________                            __________
 (Address of principal executive office)                              (Zip Code)


                                 (954) 630-0900
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                 ______________________________________________
                 (Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     On February 29, 2008, Point Blank Solutions, Inc. (the "Company") entered into an indemnification agreement with each of William Campbell, David Bell, Martin Berndt, Maurice Hannigan, Jack Henry, and Suzanne Hopgood, the Company's non-employee directors; Larry Ellis, a director and the Company's Chief Executive Officer and President; John Siemer, the Company's Chief Operating
Officer and Chief of Staff; James Anderson, the Company's Chief Financial Officer; and Sam White, the Company's Head of Global Sales.

     The indemnification agreements entered into between the Company and the above-named individuals are in the Company's standard form of indemnification agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. The indemnification agreement provides an indemnity, including the advancement of expenses, to the directors and executive officers of the Company against liabilities incurred in the performance of their duties to the fullest extent permitted by the General Corporation Law of the State of Delaware, consistent with the Company's certificate of incorporation and by-laws.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

      10.1        Form of Indemnification Agreement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               POINT BLANK SOLUTIONS, INC.


Date: March 4, 2008            By:  /s/ JOHN SIEMER
                                    ____________________________________________
                               Name: John Siemer
                               Title: Chief Operating Officer and Chief of Staff

                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION OF EXHIBIT

   10.1                    Form of Indemnification Agreement.